                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 11, 2002

                           Island Critical Care Corp.

     DELAWARE                         3699               65-0967706
(State or Other Jurisdiction of   Commission file      (I.R.S. Employer
 Incorporation or Organization)      Number             Identification No.)

                 9 Myrtle Street, Stratford, PE, Canada, C1B 1P4
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (902) 569-4447

ITEM 5. OTHER ITEMS.

RESIGNATIONS

Mr. Joseph Storer resigned from the Board of Directors on July 11, 2002, a copy of which is attached to this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2002

                               Island Critical Care Corp.

                               By: /s/ Kenneth R. Legere
                                   ---------------------------
                               Name:   Kenneth R. Legere
                               Title:  President and Chief
                                       Executive Officer